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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 20, 2004

                            CLEARSTORY SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                  1-12966                      06-1302773
(STATE OR OTHER JURISDICTION      (COMMISSION                   (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)               IDENTIFICATION NO.)

One Research Drive, Suite 200B, Westborough, MA                     01581
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 298-9795

                                      Same
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On November 29, 2004, the registrant received a copy of a letter addressed to the Securities and Exchange Commission from its former accountant, Goldstein & Morris, CPA's, P.C., relating to the registrant's Current Report on Form 8-K dated October 20, 2004.

      A copy of such letter is attached as Exhibit 16 hereto.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

      (c) Exhibits.

      Exhibit No.               Description
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      16                        Letter from Goldstein & Morris, CPA's, P.C.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2004            CLEARSTORY SYSTEMS, INC.


                                    By: /S/ HENRY F. NELSON
                                    Henry F. Nelson
                                    Chief Executive Officer and President
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                                  Exhibit Index

Exhibit No.       Description
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16                Letter from Goldstein & Morris, CPA's, P.C.